SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Definitive Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))

                             SaVi Media Group, Inc.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which the transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:


[ ] Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:


         (2)      Form, Schedule or Registration Statement No.:


         (3)      Filing Party:


         (4)      Date Filed:

                             SAVI MEDIA GROUP, INC.
                          9852 West Kattela Ave., #363
                            Anaheim, California 92804


                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY


                                                            Anaheim, California
                                                            September 7, 2005

         This information statement has been mailed on or about *, 2005 to the stockholders of record on *, 2005 (the "Record Date") of SaVi Media Group, Inc., a Nevada corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of August 19, 2005. The actions to be taken pursuant to the written consent shall be taken on or about *, 2005, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.



                                           By Order of the Board of Directors,

                                           /s/ MARIO PROCOPIO
                                           Chairman of the Board

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED AUGUST 19, 2005

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated August 19, 2005, in lieu of a special meeting of the stockholders. Such action will be taken on or about *, 2005:

         1. To elect five directors to the Company's Board of Directors, to hold office until their successors are elected and qualified or until their earlier resignation or removal;

         2. To ratify certain financing transactions requiring potential stock issuances in excess of currently authorized capital stock;

         3. To amend the Company's Articles of Incorporation, as amended, to:

                  (a) increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 1,000,000,000 shares to 6,000,000,000 shares;

                  (b) increase the number of authorized shares of preferred stock, par value $.001 per share (the "Preferred Stock"), of the Company from 30,000,000 shares to 40,000,000 shares;

         4. To ratify the selection of Ham, Langston & Brezina, L.L.P. as independent registered public accounting firm of the Company for the year ending December 31, 2005; and

         5. To adopt the Company's 2005 Incentive Stock Plan.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         As of August 16, 2005, the Company's authorized capitalization consisted of 1,000,000,000 shares of Common Stock, of which 113,093,906 shares were issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

         Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, as a result of the voting rights of the Series A and C Convertible Preferred Stockholders, who hold at least a majority of the voting rights of all outstanding shares of capital stock as of August 19, 2005, will have voted in favor of the foregoing proposals by resolution dated August 19, 2005; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

         Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2005.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written notice to stockholders pursuant to Section 78.370 of the Nevada General Corporation Law.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following tables sets forth, as of August 16, 2005, the number of and percent of the Company's common stock beneficially owned by

o all directors and nominees, naming them,
o our executive officers,
o our directors and executive officers as a group, without naming them, and o persons or groups known by us to own beneficially 5% or more of our common stock:

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from August 16, 2005 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of August 16, 2005 have been exercised and converted.


                                                                                        TOTAL VOTES        PERCENTAGE
                                                                       NUMBER OF        ENTITLED TO         OF TOTAL
                                                                         SHARES         BE CAST ON          VOTES ON
NAME AND ADDRESS                                     BENEFICIALLY     PERCENTAGE OF     SHAREHOLDER        SHAREHOLDER
OF OWNER                        TITLE OF CLASS         OWNED(1)         CLASS (2)       MATTERS (3)       MATTERS (4)
---------------------------------------------------------------------------------------------------------------------
Mario Procopio                  Common Stock      125,100,000 (5)         52.54%            100,000                *
9852 West Katella Avenue, #363
Anaheim, California 92804

Kathy Procopio                  Common Stock      708,548,300 (6)         87.14%        708,548,300            41.22%
9852 West Katella Avenue, #363
Anaheim, California 92804

George Hukriede                 Common Stock          500,000                 *             500,000                *
9852 West Katella Avenue, #363
Anaheim, California 92804

Serge Monros                    Common Stock      832,102,300 (7)         88.70%        707,102,300            41.13%
9852 West Katella Avenue, #363
Anaheim, California 92804

Phil Pisanell                   Common Stock        1,000,000                 *           1,000,000                *
9852 West Katella Avenue, #363
Anaheim, California 92804

Ben Lofstedt                    Common Stock        2,000,000              1.77%          2,000,000                *
9852 West Katella Avenue, #363
Anaheim, California 92804

All Officers and Directors      Common Stock    1,669,250,600 (8)         94.68%      1,419,250,600            82.56%
As a Group (6 persons)
---------------------------------------------------------------------------------------------------------------------
Alexander M. Haig Jr.           Common Stock       50,000,000 (9)         30.66%         50,000,000             2.91%
9852 West Katella Avenue, #363
Anaheim, California 92804

Alexander P. Haig               Common Stock       50,000,000 (9)         30.66%         50,000,000             2.91%
9852 West Katella Avenue, #363
Anaheim, California 92804

Steve Botkin                    Common Stock      102,000,000 (10)        47.42%        102,000,000             5.93%
405 S. Fann Street
Anaheim, California 92804

Sally Chan                      Common Stock        7,000,000              6.19%          7,000,000                *
11001 E. Valley Mall, Suite 301C
El Monte, California 91731

Deborah Chun                    Common Stock       10,000,000              8.84%         10,000,000                *
20675 La Puenta Road
Walnut, California 91789

Cyrus Project Incorporated      Common Stock        9,112,780              8.06%          1,000,000                *
P.O. Box 1969
Huntington Beach, California 92647

His Devine Vehicle              Common Stock      706,548,300 (11)        86.90%        706,548,300            41.10%
11001 E. Valley Mall, Suite 301C
El Monte, California 91731

New Creation Outreach, Inc.     Common Stock      706,548,300 (11)        86.90%        706,548,300            41.10%
9852 West Katella Avenue, #363
Anaheim, California 92804

=====================================================================================================================

His Devine Vehicle              Preferred A        5,000,000                 50%

New Creation Outreach, Inc.     Preferred A        5,000,000                 50%

=====================================================================================================================

His Devine Vehicle              Preferred C        2,000,000              33.00%

New Creation Outreach, Inc.     Preferred C        2,000,000              33.00%

Alexander M. Haig Jr.           Preferred C          500,000               8.25%

Alexander P. Haig               Preferred C          500,000               8.25%

Steve Botkin                    Preferred C        1,020,000              16.83%

=====================================================================================================================
* Less than 1%.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of August 16, 2005 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) For purposes of calculating the percentage beneficially owned, the number of shares of each class of stock deemed outstanding includes 113,093,906 common shares; 10,000,000 Preferred "A" Shares and 6,060,000 Preferred "C" Shares outstanding as of August 16, 2005.

(3) This column represents the total number of votes each named shareholder is entitled to vote upon matters presented to the shareholders for a vote.

(4) For purposes of calculating the percentage of total votes on shareholder matters, the total number of votes entitled to vote on matters submitted to shareholders is 1,719,093,906, which includes: one vote for each share of common stock currently outstanding (113,093,906); 1,000,000,000 votes for the holders of Series A stock, which is determined by the number of votes that such holders would be entitled to cast had such holders converted their shares into shares of Common Stock on the record date for such vote; and 606,000,000 votes for the holders of Series C stock, which is determined by the number of votes that such holder would be entitled to cast had such holder converted its shares into shares of Common Stock on the record date for such vote.

(5) Includes 125,000,000 shares of common stock underlying options exercisable within 60 days.

(6) Includes 6,548,300 shares of common stock, 500,000,000 shares of common stock underlying series A convertible preferred stock and 200,000,000 shares of common stock underlying series C convertible preferred stock owned by New Creation Outreach, Inc., of which Mrs. Procopio is the Chief Executive Officer.

(7) Includes 450,000 shares owned by Mr. Monros' minor children and 125,000,000 shares of common stock underlying options exercisable within 60 days. Also includes 6,548,300 shares of common stock, 500,000,000 shares of common stock underlying series A convertible preferred stock and 200,000,000 shares of common stock underlying series C convertible preferred stock owned by His Divine Vehicle, Inc., of which Mr. Monros is the Chief Executive Officer.

(8) Includes 250,000,000 shares of common stock underlying options exercisable within 60 days, 1,000,000,000 shares of common stock underlying series A convertible preferred stock and 400,000,000 shares of common stock underlying series C convertible preferred stock.

(9) Includes 50,000,000 shares of common stock underlying series C convertible preferred stock

(10) Includes 102,000,000 shares of common stock underlying series C convertible preferred stock

(11) Includes 500,000,000 shares of common stock underlying series A convertible preferred stock and 200,000,000 shares of common stock underlying series C convertible preferred stock.

Series A and C Voting Rights

Each share of Series A and C convertible preferred stock shall be entitled to cast that number of votes per share as is equal to the number of votes that holder would be entitled to cast had such holder converted his shares into shares of Common Stock on the record date for such vote. Each share of Series A and Series C convertible preferred stock is convertible into 100 shares of common stock.

                              ELECTION OF DIRECTORS

         On August 19, 2005, the majority stockholders of the Company elected Mario Procopio, Kathy Procopio, Serge V. Monros, Philip Pisanelli and Rudy Rodriguez to the Company's Board of Directors for a term of one year. Following is information about each director, including biographical data for at least the last five years.

         The Board is responsible for supervision of the overall affairs of the Company. In fiscal 2004, the Board's business was conducted at two meetings of the board of directors. The Board now consists of five directors. The term of each director continues until the next annual meeting or until successors are elected. The directors are:

     NAME         AGE   POSITION
--------------------------------------------------------------------------------
Mario Procopio     44   Chief Executive Officer, President and Chairman of the
                        Board of Directors
George Hukriede    61   Chief Financial Officer
Kathy Procopio     46   Secretary, Treasurer and Director
Serge Monros       53   Chief Technology Officer and Director
Phil Pisanelli     56   Vice President for Marking and Director
Rudy Rodriguez     53   Director-elect

         Directors are elected at each meeting of stockholders and hold office until the next annual meeting of stockholders and the election and qualifications of their successors. Executive officers are elected by and serve at the discretion of the board of directors.

         Mr. Mario Procopio has been our President, Chief Executive Officer since August 2004 and a director since July 2003. Since January 1999, Mr. Procopio has taught theology at STBC College in Anaheim, California. Mr. Procopio is married to Kathy Procopio, our Secretary, Treasurer and director. Mr. Procopio received an honorary doctorate in Theology from Southern California Community Bible College in June 2003.

         George Hukriede has been our Chief Financial Officer since April 2005. Since January 2000, Mr. Hukriede has been the owner of LGH Consulting, Inc., a Westminister, California based consulting firm. Mr. Hukriede has previously been a staff accountant for Frazer & Torbet, located in Los Angeles, California; controller for Marshburn Farms, located in Norwalk, California; owner and principal of L. George Hukriede Accounting Corporation and managing partner of Hukriede, Walsh & Associates. Mr. Hukriede has been a certified public accountant since 1971. Mr. Hukriede received his Bachelor of Arts degree in Accounting from California State University, Long Beach in 1968.

         Mrs. Kathy Procopio has been our Secretary and Treasurer since March 2004 and a director since March 2003. Since January 1985, Mrs. Procopio has has been the Chief Executive Officer and a director of New Creation Outreach, Inc., a Anaheim, California based non-profit. Mrs. Procopio is married to Mario Procopio, our President, Chief Executive Officer and director. Mrs. Procopio received an honorary doctorate in Theology from Southern California Community Bible College in June 2003.

         Mr. Serge Monros has been the Chief Technology Officer and a director since August 2004. Since January 1998, Mr. Monros has been the owner on Monros Consulting, a Huntington Beach, California consulting company. Mr. Monros is also a director of New Creation Outreach, Inc., a Anaheim, California based non-profit.

         Mr. Phil Pisanelli has been a director since August 2004. Since January 1981, Mr. Pisanelli has been the calibration manager for Boeing, Inc., located in Palm Dale, California.

         Mr. Rudy Rodriguez has been our Chief Operating Officer since June 2005. Since February 2000, Mr. Rodriguez has been the procurement manager for American Range, a commercial cooking equipment manufacturer located in Pacoima, California. Prior to February 2000, Mr. Rodriguez was the director of purchasing at Wilbur Curtis Company, Inc., a commercial coffee and tea equipment manufacturer located in Los Angeles, California.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         During the fiscal year ended December 31, 2004, based upon an examination of the public filings, none of our company's officers and directors timely filed reports on Forms 3, 4 and 5.

EXECUTIVE COMPENSATION

                                                               SUMMARY COMPENSATION TABLE

                                                                  ANNUAL COMPENSATION

                                                             Other
                                                             Annual      Restricted     Options      LTIP
   Name & Principal                Salary        Bonus       Compen-       Stock         SARs       Payouts      All Other
       Position           Year       ($)          ($)        sation ($)   Awards($)       (#)         ($)      Compensation
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Mario Procopio            2004    38,840           0             -        100,000          -            -             -
  Chief Executive         2003     9,625           0             -            -            -            -             -
  Officer                 2002         0           0             -            -            -            -             -
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------
Kathy Procopio            2004         0           0             -       $460,000          -            -             -
  Chief Financial         2003         0           0             -            -            -            -             -
  Officer                 2002         0           0             -            -            -            -             -
------------------------ ------- ------------ ------------ ------------ ------------- ----------- ------------ --------------

EMPLOYMENT AGREEMENTS

None.

DIRECTORS' COMPENSATION

We currently do not have in effect a policy regarding compensation for serving on our board of directors. However, we do reimburse our directors for their reasonable expenses incurred in attending meetings of our board and our non-employee directors are periodically granted shares or options to purchase shares of our common stock.

OPTION GRANTS IN LAST FISCAL YEAR

None.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

None.

STOCK OPTION PLANS

None.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         We previously acquired DreamCity Entertainment from Michael Davis for stock and future cash payments which were never made. Mr. Davis the prior owner of DreamCity and primary reason for the DreamCity acquisition, left us on October 27, 2004. Our original agreement with Michael Davis allowed us to cancel all obligations under the DreamCity acquisition agreement and, accordingly, we recognized a $197,038 gain on cancellation of debt.

         We, having previously issued 4,000 shares of common stock towards the acquisition of SaVi Group, holder of patents from Serge Monros, subsequently issued 5,000,000 shares of common stock, 5,000,000 shares of Series A preferred stock and 125,000,000 three-year stock options (to acquire shares of our common stock at $0.00025 per share) to Serge Monros to complete the acquisition of the rights to the patents. Serge Monros also received 100,000 shares of common stock as compensation for his role as our chief technology officer. We also issued 17,560,000 shares of common stock to associates of Serge Monros that were involved in the initial development of the patents that he owns.

         We subsequently issued 5,100,000 shares of common stock, 5,000,000 shares of Series A preferred stock and 125,000,000 three-year stock options to acquire shares of our common stock at $0.00025 per share to Mario Procopio, our Chief Executive Officer, for compensation and for his efforts in arranging the acquisition of the rights to the patents owned by Serge Monros.

         We issued 2,000,000 shares of common stock to Kathleen Procopio for services she provided as our chief financial officer. Kathleen Procopio is the spouse of our chief executive officer, Mario Procopio.

         We lease approximately 600 square feet of office space from an affiliated company, New Creation Outreach, for $600 a month. Kathy Procopio, our Secretary, Treasurer and member of the Board of Directors is the Chief Executive Officer and a director of New Creation Outreach. In addition, Serge Monros, our Chief Technology Officer and member of the Board of Directors is also a director of New Creation Outreach. The lease runs until August 1, 2005.

         We have no policy regarding entering into transactions with affiliated parties.

                          GENERAL INFORMATION REGARDING
                   RATIFICATION OF FINANCING TRANSACTIONS AND
                   AMENDMENT TO THE ARTICLES OF INCORPORATION

Overview

         The Company currently has authorized capital stock consisting of 1,000,000,000 common shares, $.001 par value, of which 113,093,906 shares are issued and outstanding and 30,000,000 preferred shares, $.001 par value, of which 10,000,000 Series A Convertible Preferred Stock and 6,060,000 Series C Convertible Preferred Stock are issued and outstanding.

         Since September 29, 2004, the Company issued options and preferred stock that may potentially require an issuance of shares greater than the number of shares that the Company currently is authorized to issue. By issuing these securities, the Company has exhausted its 1,000,000,000 authorized shares of common stock and cannot meet any equity-based obligations entered into since September 2004 without shareholder approval for an increase in the number of authorized shares. Management of the Company, which is responsible for these issuances of securities, discovered that it could potentially exceed its authorized shares of common stock in June 2005. This discovery was made in connection with the drafting of a registration statement registering shares underlying convertible debentures and warrants issued pursuant to a financing transaction in May 2005.

         Upon discovery of this situation, the Company has taken affirmative steps to ensure that this does not occur again. Such steps include (i) ceasing to issue any new common shares, (ii) obtaining written confirmation from holders of outstanding options and preferred stock that they will not present such securities for exercise and/or conversion until the Company increases its authorized shares of common stock to at least 3,000,000,000; (iii) conducting a complete review of all securities of the Company currently outstanding, (iv) proceeding to seek shareholder approval to increase the number of authorized shares so as to satisfy the shares that may potentially be required to be issued should the holders of the Company's options, warrants and other convertible securities elect to exercise and/or convert such securities into common stock,
(v) proceeding to seek shareholder ratification of the issuances of securities that may cause the Company to exceed its authorized share limit and (vi) instituting controls and procedures to prevent the issuance of securities in excess of its authorized capitalization. For a complete description of the terms of the transaction, see "Ratification Of Financing Transactions Requiring Potential Stock Issuances In Excess Of Currently Authorized Capital Stock" below.

Transactional Effects on Capitalization of the Company

         As previously stated, performance of the Company's obligations pursuant to the transactions entered into since September 29, 2004, contemplates the issuance of shares of its common stock beyond its authorized capital. The following table describes its capitalization (i) prior to the transaction entered since September 29, 2004, (ii) after giving effect to the transaction entered into since September 29, 2004, and (iii) as adjusted to give effect to the changes to the Company's capitalization as described in this Information Statement.

------------------------------------------- -------------------- ---------------------- ------------------------------
                                                                  As Adjusted to Give
                                                                     Effect to the         As Adjusted to Reflect
                                                 Prior to         Transactions Since               Actions
  Securities Authorized and Outstanding     September 29, 2004    September 29, 2004     Taken as Described in this
                                                                                            Information Statement
------------------------------------------- -------------------- ---------------------- ------------------------------
Common Shares Authorized                          1,000,000,000          1,000,000,000                  6,000,000,000
------------------------------------------- -------------------- ---------------------- ------------------------------

------------------------------------------- -------------------- ---------------------- ------------------------------
Common Shares Outstanding                             3,491,791            113,093,906                    113,093,906
------------------------------------------- -------------------- ---------------------- ------------------------------

------------------------------------------- -------------------- ---------------------- ------------------------------
Common Shares Reserved - Conversion of
Series A Preferred Stock                                    ---          1,000,000,000                  1,000,000,000
------------------------------------------- -------------------- ---------------------- ------------------------------

------------------------------------------- -------------------- ---------------------- ------------------------------
Stock Options issued to Mario Procopio
and Serge Monros                                            ---            250,000,000                    250,000,000
------------------------------------------- -------------------- ---------------------- ------------------------------

------------------------------------------- -------------------- ---------------------- ------------------------------
Common Shares Reserved - Conversion of
Series A Preferred Stock                                    ---          1,000,000,000                  1,000,000,000
------------------------------------------- -------------------- ---------------------- ------------------------------

------------------------------------------- -------------------- ---------------------- ------------------------------
Common Shares Reserved - Conversion of
Series C Preferred Stock                                    ---            606,000,000                    606,000,000
------------------------------------------- -------------------- ---------------------- ------------------------------

------------------------------------------- -------------------- ---------------------- ------------------------------
Common Shares Issuable Upon Conversion of
convertible debentures                                      ---        513,867,925 (1)                513,867,925 (1)
------------------------------------------- -------------------- ---------------------- ------------------------------

------------------------------------------- -------------------- ---------------------- ------------------------------
Common Shares Issuable Upon Exercise of
Warrants                                                    ---              5,000,000                      5,000,000
------------------------------------------- -------------------- ---------------------- ------------------------------

------------------------------------------- -------------------- ---------------------- ------------------------------
Total Shares Issued (Shares owed)                     3,491,791        (1,487,961,831)                  2,487,961,831
------------------------------------------- -------------------- ---------------------- ------------------------------

(1) As further described below, the convertible debentures are convertible into shares of our common stock at a floating rate. The number of shares listed assumes that the entire face value of the convertible debenture was converted on August 26, 2005.

         As the table above illustrates, performance of the Company's obligations pursuant to the transactions entered into since September 29, 2004, contemplates the issuance of 1,487,961,831 shares of the Company's common stock beyond its authorized capital. The majority of the stockholders of the Company have ratified the above transactions in light of the fact that the Company did not have sufficient share capital to enter in the agreements, authorized sufficient capital to fully perform the Company's obligations under the agreements.

                     RATIFICATION OF FINANCING TRANSACTIONS
                       REQUIRING POTENTIAL STOCK ISSUANCES
                 IN EXCESS OF CURRENTLY AUTHORIZED CAPITAL STOCK

         As described above in the preceding section General Information Regarding Ratification of Financing Transactions and Amendment to the Articles of Incorporation, the Company has entered into agreements since September 2004 that potentially require an issuance of shares greater than the number of shares that the Company is currently authorized to issue. On August 19, 2005, the majority of stockholders ratified the financing transactions that required an issuance of shares above the current authorized common stock.

             Shares to be Issued Pursuant to Agreements Entered Into
                    with Inadequate Authorized Share Capital

Reserve  - Series A Convertible Preferred Stock               1,000,000,000
Stock Options - Mario Procopio and Serge Monros                 250,000,000
Reserve  - Series C Convertible Preferred Stock                 606,000,000
Reserve - Convertible Debentures                                513,867,925
Warrants - Golden Gate Investors, Inc.                            5,000,000

Issuance of Series A Convertible Preferred Stock and Stock Options

         On March 31, 2003, the Company entered into a letter of intent to acquire 20% of SaVi Group, the name under which Serge Monros was conducting business in the ownership of numerous patents he had developed. The acquisition of 20% of SaVi Group was completed in the second quarter of 2004. Further discussions between the Company and Serge Monros led to a September 1, 2004 agreement (the "Agreement") under which the Company acquire 100% of the rights to various patents (the "Patents") owned by Serge Monros.

         Under the terms of the Agreement as amended, the Company acquired the Patents rights for the following consideration:

            - 5,000,000 shares of Series A preferred stock to both Serge Monros, who owned the patents, and Mario Procopio, the Company's founder and Chief Executive Officer. The Series A preferred stock is convertible into and holds voting rights of 100 to 1 of those attributable to common stock. These shares are to remain in escrow for three years, and, accordingly, they will not be converted prior to the common stock during that period.

            - 5,000,000 shares of common stock to both Serge Monros and Mario Procopio.

            - Three-year stock options to acquire 125,000,000 shares of the Company's common stock at $0.00025 per share to both Serge Monros and Mario Procopio.

Issuance of Series C Convertible Preferred Stock

         Since May 2005, we have issued 6,060,000 shares of Series C convertible preferred stock. The Series C preferred stock is convertible into and holds voting rights of 100 to 1 of those attributable to common stock. All of the shares of Series C preferred stock have been issued to consultants for services provided.

Issuance of Convertible Debentures and Warrants

         To obtain funding for our ongoing operations, we entered into a Securities Purchase Agreement with Golden Gate Investors, Inc., an accredited investor, on May 5, 2005, and amended on May 5, 2005, for the sale of (i) $50,000 in convertible debentures and (ii) warrants to buy 5,000,000 shares of our common stock.

         The investor provided us with an aggregate of $200,000 as follows:

            o     $50,000 was disbursed to us on May 5, 2005;

            o $50,000 was advanced to us and retained for services provided to our company by various professionals, which was disbursed upon effectiveness of our registration statement; and

            o $100,000 was advanced to us upon effectiveness of our registration statement.

         The debentures bear interest at 5 1/4%, mature two years from the date of issuance, and are convertible into our common stock, at the selling stockholder's option. The convertible debentures are convertible into the number of our shares of common stock equal to the principal amount of the debentures being converted multiplied by 110, less the product of the conversion price multiplied by 100 times the dollar amount of the debenture; and the product thereof shall be divided by the conversion price. The conversion price for the convertible debentures is the lesser of (i) $0.75; (ii) eighty percent of the of the average of the three lowest volume weighted average prices during the twenty
(20) trading days prior to the conversion or (iii) eighty percent of the of the volume weighted average on the trading day prior to conversion. If the volume weighted average price is below $0.20 on a conversion date, we have the right to pre-pay the amount of the debenture the holder elects to convert, plus accrued and unpaid interest, at 150% of such amount; however, if we elect to pre-pay in this situation, the debenture holder has the right to withdraw the notice of conversion. Also, if the volume weighted average price is below $0.20 at any point during a month, the holder is not obligated to convert any portion of the debenture during that month. Accordingly, there is in fact no limit on the number of shares into which the debenture may be converted. In addition, the selling stockholder is obligated to exercise the warrant concurrently with the submission of a conversion notice by the selling stockholder. The warrant is exercisable into 5,000,000 shares of common stock at an exercise price of $1.09 per share.

         Golden Gate Investors has contractually committed to convert not less than 5% of the original face value of the debenture monthly beginning the month after the effective date of the Registration Statement. Golden Gate Investors is required to exercise warrants concurrently with the exercise of a conversion notice under the debenture and is committed to exercise at least 5% of the warrants per month after the effective date of the Registration Statement. In the event that Golden Gate Investors breaches the minimum restriction on the debenture and warrant, Golden Gate will not be entitled to collect interest on the debenture for that month. If Golden Gate submits a conversion notice and the volume weighted average price is less then $.20 per share, then we will be entitled to prepay the portion of the debenture that is being converted at 150% of such amount. If we elect to prepay, then Golden Gate may withdraw its conversion notice.

         The conversion provisions of the convertible debentures and the exercise provisions of the warrant are correlated so that the convertible debentures will be converted and the warrant exercised in like proportions. The result is that in any month in which the holder converts the 5% minimum it will also exercise the 5% minimum under the warrant, which will result in it purchasing common stock for $275,000 ($272,500 paid in cash and $2,500 of the convertible debentures principal converted). In total, the conversion of the convertible debentures and exercise of the warrant will result in Golden Gate purchasing our common stock for up to $5,500,000 ($5,450,000 paid in cash and $50,000 of the convertible debentures principal converted) during the period between the effective date of the registration statement and May 5, 2007.

         There are two conditions that may reduce the aggregate purchase price paid by Golden Gate below $5,500,000:

         1. The conversion and exercise provisions of the securities provide that at no time may Golden Gate acquire ownership of more that 9.99% of our outstanding common stock; or

         2. If at the time of a conversion/exercise, the conversion price would be less than $.20, then (a) Golden Gate is not obligated to convert any portion of the convertible debenture or exercise any portion of the warrant for that month or (b) we may opt to redeem the amount of principal that the holder presents for conversion at 150% of face value, either of which events would reduce the aggregate purchases under the convertible debentures and warrants.

         Golden Gate has further contractually agreed to restrict its ability to convert the debenture or exercise their warrants and receive shares of our common stock such that the number of shares held by the Holder and its affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of our common stock.

General

         Each of the above transactions was exempt from registration under the Securities Act by reason of Section 4(2) of the Securities Act, or Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering. There were no legal opinions issued to the Company with respect to these transactions. Management did not obtain legal opinions on these matters as it is cost prohibitive for a company, such as Savi Media Group, Inc., to engage an attorney for each securities issuance. Management has a working knowledge of the exemptions from registration under the Securities Act of 1933 as well as the procedure it must follow and representations it must obtain from each subscriber. As a result, management did not believe it was necessary to obtain a legal opinion for the issuance of these securities.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

         On August 19, 2005, the majority stockholders of the Company approved an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 1,000,000,000 to 6,000,000,000. The Company currently has authorized capital stock of 1,000,000,000 shares and approximately 113,093,906 shares of common stock are outstanding as of August 16, 2005. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

         As described above in the preceding section (General Information Regarding Ratification of Financing Transactions and Amendment to the Certificate of Incorporation), the Company currently has additional outstanding securities and agreements that allow for rights exercise that would require the issuance of up to 1,487,961,831 additional shares of its common stock. The Company's currently authorized shares can only satisfy the exercise of securities that the Company issued prior to September 30, 2004.

         When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of common stock when such shares are issued. Upon increasing the number of authorized shares of common stock, 1,487,961,831 of the 9,000,000,000 newly authorized shares of common stock will be immediately reserved for issuance to cover the preferred stock, warrants and options that could cause the Company to exceed its authorized share limit that are described above. The Company does not presently have any plans, arrangements or understandings with respect to the issuance of any of the remaining newly authorized shares of common stock.

         Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening an annual meeting of shareholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of common stock by existing shareholders. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation.

         The increase in the authorized number of shares of the Company's common stock under the amendment could be used by its Board of Directors to make more difficult, and thereby discourage, delay or prevent, an attempt to acquire control of the Company. For example, the shares could be privately placed with purchasers who might support the Company's Board of Directors in opposing a hostile takeover bid. The issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal provisions of the Company's articles of incorporation or bylaws. To the extent that it impedes any such attempts, the issuance of shares following the adoption of the amendment may serve to perpetuate existing management. While the amendment may have potential antitakeover effects, it is not prompted by any specific effort or takeover threat currently perceived by the Company's Board of Directors or management. Although under Nevada law our Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of its shareholders, its Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of its shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then market price of such stock.

INCREASE IN SHARES OF PREFERRED STOCK

         On August 19, 2005, the majority stockholders of the Company approved an amendment to the Company's Articles of Incorporation, as amended, to increase the number of authorized shares of Preferred Stock from 30,000,000 to 40,000,000. The Company currently has approximately 10,000,000 shares of series A preferred stock and 6,060,000 shares of series C preferred stock outstanding as of August 16, 2005. The shares of preferred stock are deemed "blank check," the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

         Subject to the provisions of the Company's Certificate of Amendment to the Articles of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Articles of Incorporation, as amended, would give the board of directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders.

         The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

         Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

         While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

         The Company has no present plans, arrangements, commitments or understandings for the issuance of additional shares of Preferred Stock.

                   APPOINTMENT OF HAM, LANGSTON & BREZINA, LLP

         The Board of Directors has appointed the firm of Ham, Langston & Brezina, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005. On August 16, 2005, the majority stockholders ratified the selection of Ham, Langston & Brezina, LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2005

Review of the Company's audited financial statements for the fiscal year ended December 31, 2004

         The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board of Directors that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board of Directors reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

         In addition, the Board of Directors discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board of Directors the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

         The Board of Directors discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Board of Directors met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

         Based on the reviews and discussions referred to above, the Board of Directors approved that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Audit Fees

         The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2003, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $17,500 and $16,500, respectively.

Tax Fees

         Ham, Langston & Brezina, LLP did not bill the Company for tax related work during fiscal years 2004 or 2003.

All Other Fees

         Ham, Langston & Brezina, LLP did not bill the Company for any other services during fiscal years 2004 or 2003.

         The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                            2005 INCENTIVE STOCK PLAN

         On August 19, 2005, the majority stockholders approved the 2005 Incentive Stock Plan (the "2005 Incentive Plan") and authorized 25,000,000 shares of Common Stock for issuance of stock awards and stock options thereunder. The following is a summary of principal features of the 2005 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices, SaVi Media Group, Inc., 9852 West Kattela Ave., #363, Anaheim, California 92804.

General

         The 2005 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 25,000,000 shares of Common Stock for issuance under the 2005 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

         The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2005 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

         The primary purpose of the 2005 Incentive Plan is to attract and retain the best available personnel for the Company by granting stock awards and stock options in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2005 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

         The 2005 Incentive Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2005 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

         Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

         Members of the Board of Directors who are eligible employees are permitted to participate in the 2005 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2005 Incentive Plan or the grant of any stock award or option pursuant to it, or serve on a committee appointed to administer the 2005 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

         Under the 2005 Incentive Plan, stock awards and options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2005 Incentive Plan.

Terms of Options

         The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

         (a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2005 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

         (b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

         (c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2005 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

         (d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

         (e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

         Except as otherwise provided in the 2005 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

         (f) TERMINATION, MODIFICATION AND AMENDMENT. The 2005 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2005 INCENTIVE PLAN

         THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2005 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2005 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

         The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2005 Incentive Plan.

         If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

         If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

         In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2005 Incentive Plan.

         The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

         The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

         Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2005 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                             ADDITIONAL INFORMATION

         This information statement refers to certain documents of the Company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this information statement is delivered, upon oral or written request, without charge, directed to Mario Procopio, Chief Executive Officer, Savi Media Group, Inc., 9852 West Kattela Ave., #363, Anaheim, California 92804, (714) 740-0601. In order to ensure timely delivery of the documents, such requests should be made by *, 2005.


                                By Order of the Board of Directors,

                                /s/ MARIO PROCOPIO
                                ------------------------------------
                                Mario Procopio
                                Chairman of the Board

Anaheim, California
September 7, 2005

EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                             SAVI MEDIA GROUP, INC.

         The undersigned, being the Chief Executive Officer and Secretary of SAVI MEDIA GROUP, INC., a corporation existing under the laws of the State of Nevada, do hereby certify under the seal of the said corporation as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Six, Section 1, in its entirety, with the following:

                  "THIRD: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

                  The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

         Class            Par Value                  Authorized Shares
         -----            ---------                  -----------------
         Common            $0.001                      6,000,000,000
         Preferred         $0.001                         40,000,000
                                                       -------------

         Totals:                                       6,040,000,000"

         3. The amendment of the articles of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Section 78.320 of the General Corporation Law of the State of Nevada.

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Articles of Incorporation, as amended, to be signed by Mario Procopio, its Chief Executive Officer, and Kathy Procopio, its Secretary, this ___ day of ____, 2005.

                               SAVI MEDIA GROUP, INC.


                               By:_________________________________________
                                  Mario Procopio, Chief Executive Officer


                               By:_________________________________________
                                  Kathy Procopio, Secretary